CONSENT OF INDEPENDENT ACCOUNTANTS

Child, Sullivan & Company

A Professional Corporation of CERTIFIED PUBLIC ACCOUNTANTS

1284   W.  Flint   Meadow   Dr., Suite D, Kaysville, UT 84037                                 PHONE: (801) 927-1337  FAX: (801) 927-1344

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Form SB-2 Registration Statement of our report dated March 25, 2005 on our audits of the financial statements of BidGive International, Inc., as of December 31, 2004 and for the years ended December 31, 2004 and 2003.

Child, Sullivan & Company

Child, Sullivan & Company

Kaysville, Utah

December 30, 2005